Exhibit 10.39

FILED
SUPERIOR COURT OF CALIFORNIA
COUNTRY OF ORANGE
CENTRAL JUSTICE CENTER

NOV 01 2004

ALAN SLATER, Clerk of the Court
/s/ J. Frausto
BY J. FRAUSTO

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IRELL & MANELLA LLP
David Siegel (Bar No. 101355)
Daniel P. Lefler (Bar No. 151253)
Harry A. Mittleman (Bar No. 172343)
Stephen Hasegawa (Bar No. 198472)
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067-4276
Telephone: (310) 277-1010
Facsimile: (310) 203-7199

IRELL & MANELLA LLP
Layn R. Phillips (103854)
840 Newport Center Drive, Suite 500
Newport Beach, California 92660-6324
Telephone: (949) 760-0991
Facsimile: (949) 760-5200

Attorneys for Defendants HENRY T. NICHOLAS,
III, HENRY SAMUELI, WILLIAM J. RUEHLE,
AURELIO E. FERNANDEZ, DAVID A. DULL,
TIMOTHY LINDENFELSER, MARTIN J.
COLOMBATTO, and VAHID MANIAN, and
Nominal Defendant BROADCOM
CORPORATION

SUPERIOR COURT OF THE STATE OF CALIFORNIA

FOR THE COUNTY OF ORANGE

KIM DAVID, et al.,	Case No. 01-CC-03930

Plaintiffs,	Assigned To: Judge Ronald L. Bauer

v.	STIPULATION OF SETTLEMENT

WERNER F. WOLFEN, et al.,

Defendants,

– and –

BROADCOM CORPORATION, a California corporation,

Nominal Defendant.

This Document Relates To:

ALL ACTIONS.

STIPULATION OF SETTLEMENT

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     This Stipulation of Settlement (the “Stipulation”), dated as of October 25, 2004, is made and entered into by and among the following Settling Derivative Parties (as defined further in

Section III hereof): (i) William Aiken, Kim David, Susan Bollinger, William Lester and Margaret

Schumann, derivatively on behalf of Broadcom Corporation and its subsidiaries (“Broadcom”),

and (ii) Werner F. Wolfen, Henry T. Nicholas, III, Henry Samueli, Alan E. Ross, William J.

Ruehle, Aurelio E. Fernandez, David A. Dull, Timothy Lindenfelser, Martin J. Colombatto,

Vahid Manian and Myron Eichen, Deceased (the “Settling Derivative Defendants”) and Nominal

Defendant Broadcom. The Stipulation is intended by the Settling Derivative Parties to fully,

finally and forever release, discharge and settle the Released Claims (as defined in ¶ 1.6),

upon and subject to the terms and conditions hereof.

I.   SETTLING DERIVATIVE PLAINTIFFS’ CLAIMS IN THE DERIVATIVE

     ACTIONS AND THE SETTLING DERIVATIVE DEFENDANTS’ DENIALS OF

     WRONGDOING AND LIABILITY

     On or after March 22, 2001, Kim David, Kevin Carroll, Susan Bollinger, William Lester

and Margaret Schumann filed derivative actions in the Superior Court of the State of California,

County of Orange (the “State Court”), entitled Kim David, et al., On Behalf of Broadcom

Corporation v. Werner F. Wolfen, et al., and Broadcom Corporation, a California Corporation,

Case No. 01-CC-03930; Bollinger v. Nicholas,  et al., Case No. 01-CC-4065;

Lester v. Nicholas, et al., Case No. 01-CC-6029; and Schumann v. Nicholas, et al., Case No. 01-CC-7282

(the “State Court Derivative Actions”). On June 21, 2001, the State Court Derivative Actions were consolidated by the State Court as David v. Wolfen, et al., Lead Case No. 01-CC-03930 (the

“David Action”). On March 8, 2002, Kim David, Kevin Carroll, Susan Bollinger, William Lester

and Margaret Schumann filed a Consolidated Amended Shareholder Derivative Complaint (the

“David Complaint”) in the David Action.

     On April 11, 2001, William Aiken filed a Verified Shareholder Derivative Complaint (the

“Aiken Complaint”) in the United States District Court for the Central District of California (the

“Federal Court”) on behalf of Broadcom, entitled Aiken v. Nicholas, et al., Case No. SACV 01-

407 GLT (the “Aiken Action”).

STIPULATION OF SETTLEMENT

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     The Aiken Complaint and the David Complaint are referred to together herein as the

“Complaints.” The Aiken Action and the David Action are referred to together herein as the

“Derivative Actions.”

     The Complaints allege causes of action against the Settling Derivative Defendants for breach of fiduciary duty, abuse of control, waste of corporate assets, gross mismanagement, unjust enrichment, and violations of California Corporations Code §§ 25402 and 25502.5. The

Complaints also allege causes of action against Ernst & Young LLP (“E&Y”) for aiding and abetting breaches of fiduciary duty, breach of contract and professional negligence. This

Stipulation does not settle, resolve, release or otherwise impact the claims asserted against E&Y or its partners and employees.

     The Settling Derivative Defendants have denied and continue to deny each and all of the claims and contentions alleged against them by the Settling Derivative Plaintiffs in the Derivative

Actions. The Settling Derivative Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Derivative Actions. The Settling

Derivative Defendants also have denied and continue to deny, inter alia, the allegations that the

Settling Derivative Plaintiffs or Broadcom or Broadcom shareholders have suffered damage, that the price of Broadcom securities was artificially inflated by reason of alleged misrepresentations,

non-disclosures or otherwise, or that the Settling Derivative Plaintiffs or Broadcom or Broadcom

shareholders were harmed by the conduct alleged in the Derivative Actions. The Settling

Derivative Defendants have further asserted that, at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Broadcom and Broadcom shareholders.

II. BENEFITS OF SETTLEMENT

     The Settling Derivative Plaintiffs believe that the claims asserted in the Derivative Actions have merit. However, Settling Derivative Plaintiffs recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Actions against the Settling

Derivative Defendants through trial and through appeals. Settling Derivative Plaintiffs have taken

STIPULATION OF SETTLEMENT

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into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Actions, as well as the difficulties and delays inherent in such litigation.

Settling Derivative Plaintiffs also are mindful of the inherent problems of proof under and possible defenses to the causes of action asserted against the Settling Derivative Defendants in the

Derivative Actions.

     The Settling Derivative Defendants and Broadcom have also concluded that further conduct of the claims against the Settling Derivative Defendants would be protracted and expensive, and that it is desirable that those claims be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. The Settling Derivative Defendants and Broadcom also have taken into account the uncertainty and risks inherent in any litigation,

especially in complex cases like the Derivative Actions. The Settling Derivative Defendants have,

therefore, determined that it is desirable and beneficial to them that the claims asserted against them in the Derivative Actions be settled in the manner and upon the terms and conditions set forth in this Stipulation.

     Settling Derivative Plaintiffs, the Settling Derivative Defendants, and their counsel believe that the settlement set forth in this Stipulation confers substantial benefits upon Broadcom.

Settling Derivative Plaintiffs, the Settling Derivative Defendants, and their counsel have determined that the settlement set forth in the Stipulation is in the best interests of Broadcom.

II. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

     NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among

Settling Derivative Plaintiffs (derivatively on behalf of Broadcom), Broadcom and the Settling

Derivative Defendants, that, subject to the approval of the State Court, the Released Claims shall be finally and fully compromised, settled and released, and the Derivative Actions shall be dismissed with prejudice as to all Settling Derivative Parties, upon and subject to the terms and conditions of the Stipulation, as follows:

     1. Definitions

     As used in the Stipulation, the following terms have the meanings specified below:

STIPULATION OF SETTLEMENT

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          1.1 “Settling Derivative Defendants” means Werner F. Wolfen, Henry T.

Nicholas, III, Henry Samueli, Alan E. Ross, William J. Ruehle, Aurelio E. Fernandez, David A.

Dull, Timothy Lindenfelser, Martin J. Colombatto, Vahid Manian and Myron Eichen, deceased,

whether through his personal representative, executor, administrator, trustee, or otherwise

(collectively, “Myron Eichen, Deceased”), or any of them.

          1.2 “Settling Derivative Plaintiffs” means William Aiken, Kim David, Susan

Bollinger, William Lester and Margaret Schumann, or any of them.

          1.3 “Settling Derivative Parties” means, collectively, each of the Settling

Derivative Defendants, the Settling Derivative Plaintiffs and Broadcom.

          1.4 “Settling Derivative Plaintiffs’ Counsel” means Lerach Coughlin Stoia

Geller Rudman & Robbins LLP, and Schiffrin & Barroway, LLP.

          1.5 “Effective Date” means the first date by which all of the events and conditions specified in ¶ 6.1 of the Stipulation have been met and have occurred.

          1.6 “Released Claims” shall collectively mean all claims (including “Unknown

Claims” as defined herein), demands, rights, liabilities, obligations, promises, acts, agreements,

damages, actions and causes of action of every nature and description whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, whether or not concealed or hidden,

asserted or that might have been asserted by Settling Derivative Plaintiffs on behalf of

Broadcom, or by Broadcom, against the Settling Derivative Defendants, based upon the facts,

transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act which were or could have been alleged in the Derivative Actions. However, “Released Claims” shall not include (a) any right by Broadcom to recover amounts advanced on behalf of any Settling

Derivative Defendant if it is determined in accordance with California law that the Settling

Derivative Defendant was not legally entitled to advancement or indemnification; or (b) any claims or rights, including rights of indemnification or advancement, of any Settling Derivative

Defendant against Broadcom under California law, Broadcom’s Articles of Incorporation or

Bylaws, or any agreement between Broadcom and such Settling Derivative Defendant.

STIPULATION OF SETTLEMENT

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          1.7 “Unknown Claims” means any Released Claims which any Settling

Derivative Party does not know or suspect to exist in his, her or its favor at the time of the release of the other Settling Derivative Parties which, if known by him, her or it, might have affected his,

her or its settlement with the release of the other Settling Derivative Parties, or might have affected his, her or its decision not to object to this settlement. With respect to any and all

Released Claims, the Settling Derivative Parties stipulate and agree that, upon the Effective Date,

the Settling Derivative Parties waive the provisions, rights and benefits of California Civil Code

§ 1542, which provides:

      A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

The Settling Derivative Parties waive any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar,

comparable or equivalent to Civil Code § 1542. Each of the Settling Derivative Parties may

hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but each shall be deemed to have fully, finally, and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent,

intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Derivative

Parties acknowledge that the foregoing waiver was separately bargained for and a key element of the settlement of which this release is a part.

     2. Settlement Of The Derivative Actions

          2.1 The Derivative Actions are hereby settled by, between, and among the

Settling Derivative Parties, on the following terms.

          2.2 Broadcom has adopted or will adopt the corporate governance and accounting control measures as set forth in Exhibit A hereto, by amendment to Broadcom’s

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bylaws or other means as appropriate, in response to the derivative claims prosecuted and raised in the Derivative Actions, to reduce the probability that any improprieties of the type alleged in the Complaints will occur.

          2.3 Broadcom shall pay to Settling Derivative Plaintiffs’ Counsel fees and expenses in the amount of $5.3 million as compensation for professional services rendered by

Settling Derivative Plaintiffs’ Counsel in the prosecution of the Derivative Actions, as set forth in

Section 5 below, as said services have conferred substantial benefits on Broadcom.

          2.4 Broadcom and its Board of Directors warrant that they are satisfied that the foregoing constitutes reasonably equivalent value for the release of the Released Claims and is a fair, reasonable and adequate resolution of the Released Claims on Broadcom’s behalf and is in the best interests of Broadcom and Broadcom shareholders.

     3. Dismissals

          3.1 Promptly after execution of this Stipulation, but in no event later than five

(5) days after this Stipulation is signed (unless such time is extended by the written agreement of

Settling Derivative Plaintiffs’ Counsel and counsel for the Settling Derivative Defendants),

Settling Derivative Plaintiffs’ Counsel shall submit this Stipulation to the State Court and request that the State Court hold a hearing and grant final approval of this Stipulation and the settlement contained herein, and dismiss the David Action with prejudice as against the Settling Derivative

Defendants, substantially in the form attached hereto as Exhibit B (the “Final State Approval

Order”). The Settling Derivative Parties shall jointly move that the State Court enter the Final

State Approval Order. Upon receiving a copy of the Final State Approval Order executed and filed by the State Court, Settling Derivative Plaintiffs’ Counsel shall immediately file a notice of entry of the Final State Approval Order, and serve all counsel of record in the Derivative Actions.

          3.2 Promptly upon entry of the Final State Approval Order, Plaintiffs’ Counsel in the Aiken Action and Settling Derivative Defendants’ Counsel shall jointly submit to the

Federal Court a Motion for Dismissal pursuant to FRCP 23.1 and 41(a) to obtain an Order dismissing the Aiken Action, substantially in the form attached hereto as Exhibit C (the “Federal

Dismissal Order”). Upon receiving a copy of the Federal Dismissal Order executed and filed by

STIPULATION OF SETTLEMENT

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the Federal Court, Plaintiffs’ Counsel in the Aiken Action shall immediately file a notice of entry of the Federal Dismissal Order, and serve all counsel of record in the Derivative Actions.

     4. Releases

          4.1 Upon the Effective Date, as defined in ¶ 1.5 and ¶ 6.1, Settling Derivative

Plaintiffs, individually and derivatively on behalf of Broadcom, and Broadcom, shall be deemed to have fully, finally, and forever released, relinquished and discharged all Released Claims and any and all claims arising out of, relating to, or in connection with the settlement or resolution of the Litigation of the Released Claims, against each of the Settling Derivative Defendants and their respective representatives, executors, attorneys, agents, investigators, insurers, partners,

successors, assigns, heirs and beneficiaries. For the avoidance of doubt, this paragraph shall not operate to release any right by Broadcom to recover amounts advanced on behalf of any Settling

Derivative Defendant if it is determined in accordance with California law that the Settling

Derivative Defendant was not legally entitled to advancement or indemnification.

          4.2 Upon the Effective Date, as defined in ¶ 1.5 and ¶ 6.1, each of the Settling

Derivative Defendants shall be deemed to have fully, finally, and forever released, relinquished and discharged all Released Claims and any and all claims arising out of, relating to, or in connection with the settlement or resolution of the Litigation of the Released Claims, against the

Settling Derivative Plaintiffs, individually and derivatively on behalf of Broadcom, and Settling

Derivative Plaintiffs’ Counsel and their respective representatives, executors, attorneys, agents,

investigators, insurers, partners, successors, assigns, heirs and beneficiaries. Notwithstanding anything to the contrary herein, this paragraph shall not operate to release any claims or rights,

including rights of indemnification or advancement, of any Settling Derivative Defendant against

Broadcom under California law, Broadcom’s Articles of Incorporation or Bylaws, or any

agreement between Broadcom and such Settling Derivative Defendant.

          5. Settling Derivative Plaintiffs’ Counsels’ Attorneys’ Fees And Reimbursement

              Of Expenses

          5.1 Broadcom agrees that Settling Derivative Plaintiffs’ Counsel shall be paid fees and expenses of $5.3 million (the “Derivative Fee and Expense Amount”). The Derivative

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Fee and Expense Amount shall be made payable to the “Lerach Coughlin Stoia Geller Rudman &

Robbins LLP Trust Account” or a designated interest bearing account, as compensation for professional services rendered by Settling Derivative Plaintiffs’ Counsel in the prosecution of the

Derivative Actions. The Derivative Fee and Expense Amount shall be paid within ten (10)

business days after entry of the Final State Approval Order and the Federal Dismissal Order, but

in no event earlier than November 20, 2004. Settling Derivative Plaintiffs’ Counsel shall be responsible for allocating any compensation amongst any derivative plaintiffs’ counsel of record in the Derivative Actions for attorneys’ fees and expenses from the Derivative Fee and Expense

Amount. The allocation of compensation amongst derivative plaintiffs’ counsel is solely a matter amongst derivative plaintiffs’ counsel. Broadcom and Settling Derivative Defendants shall have no liability or responsibility therefor whatsoever.

          5.2 In the event that the Effective Date does not occur, the approval of this

Stipulation by the State Court is reversed pursuant to any appeal, or the Stipulation is canceled or terminated for any other reason, and in the event that the Derivative Fee and Expense Amount has been paid to any extent, then Settling Derivative Plaintiffs’ Counsel shall, within five (5) days from receiving notice from the Settling Derivative Defendants’ counsel or from the State Court,

return to Broadcom or the Settling Derivative Defendants’ counsel the fees, expenses and costs previously paid to Settling Derivative Plaintiffs’ Counsel, plus interest on that amount at the rate of 4.5% per annum, simple interest. Each of the Settling Derivative Plaintiffs Counsel, as a

condition for receiving the Derivative Fee and Expense Amount, on behalf of itself and each partner, member and/or stockholder of it, agrees that the law firm and its partners, members and/or stockholders are subject to the jurisdiction of the State Court for the purpose of enforcing this ¶ 5.2 of this Stipulation. Without limitation, each such law firm and its partners, members and/or stockholders agrees that the State Court may, upon application of the Settling Derivative

Defendants, or Settling Derivative Plaintiffs’ Counsel, summarily issue orders, including but not limited to, judgments and attachment orders, and may make appropriate findings of or sanctions for contempt, against them, or any of them, should such law firm fail timely to repay fees and expenses pursuant to this ¶ 5.2 of this Stipulation.

STIPULATION OF SETTLEMENT

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          6.   Conditions Of Settlement, Effect Of Disapproval, Cancellation Or

                Termination

          6.1 The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events:

               a. Approval of this Stipulation by Broadcom’s Board of Directors, in accordance with applicable law;

               b. Payment of the Derivative Fee and Expense Amount, as required by

¶¶ 5.l and 5.2 above;

               c. Entry by the State Court of the Final State Approval Order, which includes dismissal with prejudice by the State Court of the claims asserted against the Settling

Derivative Defendants in the David Action, in substantially the form attached hereto as Exhibit B;

and

               d. Entry by the Federal Court of the Federal Dismissal Order,

dismissing the claims asserted against the Settling Derivative Defendants in the Aiken Action, in

substantially the form attached hereto as Exhibit C.

          6.2 If all of the conditions specified in ¶ 6.1 are not met by March 1, 2005, then the Stipulation shall be canceled and terminated subject to ¶ 6.3 unless Settling Derivative

Plaintiffs’ Counsel and counsel for the Settling Derivative Defendants mutually agree in writing to proceed with the Stipulation.

          6.3 In the event that the Stipulation is not approved by the State Court or the settlement set forth in the Stipulation is terminated or fails to become effective in accordance with its terms, the Settling Derivative Parties shall be restored to their respective positions as of July

20, 2004. In such event, the terms and provisions of the Stipulation, with the exception of ¶¶ 1.1-

1.7, 5.2, 6.2-6.3, 7.3-7.13 herein, shall have no further force and effect with respect to the Settling

Derivative Parties and shall not be used in the Derivative Actions or in any other proceedings for any purpose, and any Order entered by the State Court in accordance with the terms of the

Stipulation shall be treated as vacated, nunc pro tunc.

STIPULATION OF SETTLEMENT

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     7. Miscellaneous Provisions
          7.1 The Settling Derivative Parties: (a) acknowledge that it is their intent to consummate this agreement; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.

          7.2 The Settling Derivative Parties intend this Stipulation to be a final and complete resolution of all disputes between them with respect to the Derivative Actions. The

Stipulation compromises claims which are contested and shall not be deemed an admission by any Settling Derivative Party as to the merits of any claim, allegation or defense. While retaining their right to assert or deny that the claims advanced in the Derivative Actions were meritorious,

the Settling Derivative Parties in any statement made to any media representative (whether or not for attribution) will not deny that the Derivative Actions and related responses and defenses were filed in good faith and are being settled voluntarily after consultation with competent legal counsel. The Final State Approval Order and the Federal Dismissal Order will each contain a statement that during the course of the Derivative Actions, the Settling Derivative Parties and

their respective counsel at all times complied with the requirements of Sections 128.5 and 128.7 of the California Code of Civil Procedure and Rule 11 of the Federal Rules of Civil Procedure,

respectively.

          7.3 Neither the Stipulation nor the settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any

Released Claim, or of any wrongdoing or liability of the Settling Derivative Defendants; or (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Settling Derivative Defendants in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal. The Settling Derivative Defendants or

Broadcom may file the Stipulation and/or the Final State Approval Order in any action that may be brought against them to support a defense or counterclaim based on principles of res judicata,

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collateral estoppel, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

          7.4 All agreements made and orders entered during the course of the Derivative

Actions relating to the confidentiality of information shall survive this Stipulation.

          7.5 All of the Exhibits to the Stipulation are material and integral parts hereof and are fully incorporated hereby by this reference.

          7.6 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Derivative Parties or their respective successors-in-interest.

          7.7 The Stipulation and the Exhibits attached hereto constitute the entire agreement between the Settling Derivative Plaintiffs and the Settling Derivative Defendants, and

no representations, warranties or inducements have been made to any Settling Derivative Party concerning the Stipulation or its Exhibits other than the representations, warranties and covenants contained and memorialized in such documents. Except as otherwise provided herein, each

Settling Derivative Party shall bear its own costs.

          7.8 Settling Derivative Plaintiffs’ Counsel is expressly authorized by the

Settling Derivative Plaintiffs to take all appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms and also is expressly authorized to enter into any modifications or amendments to the Stipulation on behalf of the Settling Derivative Plaintiffs which they deem appropriate.

          7.9 Each counsel or other person executing the Stipulation or any of its Exhibits on behalf of any party hereto hereby warrants that such person has the full authority to do so.

          7.10 The Stipulation may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of original executed counterparts shall be filed with the State Court.

          7.11 The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto.

          7.12 The Stipulation and the Exhibits hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of California, and

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the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal substantive laws of the State of California without giving effect to that State’s choice of law principles.

          7.13 This Stipulation and the Exhibits hereto are the product of good faith arm’s-

length negotiations among all of the Settling Derivative Parties, during which each of the parties was represented by competent counsel, each of whom have drafted, reviewed or commented upon the terms of the Stipulation. Accordingly, the contract rule of strict interpretation against the drafter of a document shall not apply to any of the parties to this Stipulation.

     IT IS SO STIPULATED.

Dated: 10/25/04	LERACH COUGHLIN STOIA GELLER RUDMAN
& ROBBINS LLP

	By:	/s/ Darren J. Robbins

DARREN J.ROBBINS
Counsel for Derivative Plaintiffs

Dated: 10-25-04	SOLTAN & ASSOCIATES

	By:	/s/ Venus Soltan

VENUS SOLTAN
Counsel for Derivative Plaintiffs

Dated: 10/23/04	MILBERG WEISS BERSHAD & SCHULMAN LLP

	By:	/s/ Jeff S. Westerman

JEFF S. WESTERMAN
Counsel for Derivative Plaintiffs

STIPULATION OF SETTLEMENT

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Dated: 10/21/04	SCHIFFRIN & BARROWAY, LLP

	By:	/s/ Robert B. Weiser

ROBERT B. WEISER
Counsel for Derivative Plaintiffs

Dated: 10/26/04	IRELL & MANELLA LLP

	By:	/s/ David Siegel

DAVID SIEGEL
Counsel for Defendants
Henry T. Nicholas, III, Henry
Samueli, William J. Ruehle,
Aurelio E. Fernandez, David A.
Dull, Timothy Lindenfelser, Martin
J. Colombatto, Vahid Manian and
Nominal Defendant Broadcom
Corporation

Dated: 10/26/04	GRAY CARY WARE & FREIDENRICH LLP

	By:	/s/ Shirli Fabbri Weiss

SHIRLI FABBRI WEISS
Counsel for Defendants
Werner F. Wolfen, Alan E. Ross and Myron Eichen, Deceased

STIPULATION OF SETTLEMENT

EXHIBIT A

EXHIBIT A

CORPORATE GOVERNANCE

     Upon final approval of the settlement by the Superior Court (the “Court”), Broadcom Corporation (“Broadcom” or the “Company”) shall adopt (to the extent not previously adopted) the Corporate Governance Enhancements described below, each to remain in effect for at least four years (except as otherwise provided) from the date the settlement is approved by the Court:

     1.       Shareholder Nominated Director. The Broadcom Board of Directors shall start the process to identify and designate one new director no later than 120 days after final court approval of the settlement, which director shall be selected via the process detailed below. Defendants agree not to oppose or otherwise resist the election of the new director at the next annual meeting of shareholders following the director’s appointment to the Broadcom Board; provided, however, that, as set forth in clause (d), below, the Broadcom Board of Directors may under the circumstances described therein select a substitute nominee utilizing the procedure described below. In addition, the Board, through its bylaws or otherwise, shall establish a procedure for shareholders to nominate the new director as detailed below:

               (a)       Initial Review Process. As soon as reasonably practicable after court approval of the settlement, the Nominating and Corporate Governance Committee of Broadcom’s Board of Directors (the “Nominating Committee”) and a consultant (the “Consultant”) acceptable to plaintiff’s counsel and Broadcom shall seek to identify potential directors. The Nominating Committee and the Consultant shall work cooperatively and in good faith to have Qualifying Shareholders (as defined below) identify potential candidates to serve on the Board. In undertaking this process, the Nominating Committee (or its designee) shall, jointly with the Consultant, attempt to contact individuals or entities which hold more than 1% (but less than 20%) of Broadcom’s common stock (and which have held a minimum of 1% for at least nine months) (a “Qualifying Shareholder”) for the purpose of requesting that such shareholder provide the name or names of potential candidates for Broadcom’s Board of Directors. A Qualifying Shareholder may also contact the Nominating Committee directly with the name or names of potential candidates. From the potential candidates proposed by Qualifying Shareholders, the Nominating Committee (or its designee) shall consult with the Consultant to jointly prepare a list of candidates for consideration as potential nominees to the Board. In connection with such process, the Nominating Committee shall consider each candidate identified by a Qualifying Shareholder who, upon request, provides the Nominating Committee (or its designee) with his or her resume, any other background materials regarding the candidate which the candidate desires to submit or which may be requested by the Nominating Committee and the written consent of the individual to serve as a director, if selected. The Nominating Committee shall conduct an appropriate review of these candidates (including, to the extent deemed advisable or desirable by the Nominating Committee, background information and interviews of prospective candidates), which review shall be substantially similar to the review undertaken by the Nominating Committee generally for new potential board nominees.

               (b)      Initial Selection Process. Broadcom’s Nominating Committee shall review each of the candidates submitted to it as provided in paragraph (a). The Nominating Committee shall consider the candidates using the same criteria that it uses to evaluate candidates generally and, in the exercise of its business judgment, recommend to the full Board a candidate from among those it has considered. The Broadcom Board of Directors shall retain full authority, subject to its business judgment and its fiduciary duties, to designate any new director. If the Nominating Committee or the full Board rejects all of the proposed candidates, the process described in paragraph (a) will be repeated.

               (c)      Vacancy of Selected Director. Should a director selected pursuant to paragraphs (a) and (b) hereof cease to be on the board prior to being included on the Company’s slate of nominees at a shareholders meeting because of death, resignation, disability or removal, the Consultant shall have the right to participate in the selection of a replacement director following the procedure set forth in paragraphs (a) and (b) above.

               (d)       Additional Term of Selected Director. After his or her initial election to the board, a Qualifying Shareholder-identified director nominee shall be nominated by the Board of Directors at the next annual election at which directors are elected to serve for an additional one year term; provided, however, that in the event any such director dies, resigns or is disabled or removed, or if the Board of Directors determines reasonably and in good faith that he or she should not be nominated, then the Consultant shall have the right to participate in the selection of a replacement director following the procedures set forth in paragraphs (a) and (b) above. Any such Qualifying Shareholder-identified replacement director nominee who is elected to the Board of Directors to replace a director who has died, resigned or is disabled or removed shall serve for the remainder of the term of the replaced director and shall, subject to the limitations of this clause, be re-nominated at the next annual election if the replaced Qualifying Shareholder-identified director nominee would have been so eligible pursuant to this clause for nomination. For purposes of clarity, nothing in this clause shall extend the time period during which the Company is required to maintain the policy described in this Section 1.

               (e)      The policy described in this Section 1 shall be required to remain in effect only until the second annual meeting of shareholders of the Company after the policy is adopted (which may be prior to final approval of the settlement).

     2.       Director Independence. Each Director standing for election shall stand for a one-year term; provided, however, that the Company may adopt a staggered board with the approval of a majority of the independent directors, in addition to any other vote that may be required by applicable law, including required approval by shareholders. At least a majority of the Board shall be “independent directors,” as defined below. To be deemed “independent” in any calendar year, in addition to any requirements for independence applicable to Nasdaq National Market companies, a director could not be a partner in, or a controlling shareholder or an executive officer of, any organization to which Broadcom made, or from which Broadcom received, payment that exceeded 4% of the recipient’s consolidated gross revenues or $150,000, whichever is more, for the current or any of the past three fiscal years, but in no event more than $40,000,000.

     3.       Director Stock Ownership. Broadcom’s Corporate Governance Guidelines will be revised to the extent necessary to provide that a meaningful portion of director compensation should be in equity of the Company.

     4.       Meetings In Executive Session. The Board shall hold an executive session at least twice each year at which employee directors are not present.

     5.       Formation of Nominating and Corporate Governance Committee. In part as a response to the Derivative Litigation, the Board of Directors has adopted a resolution broadening the mandate of the Nominating Committee to make it the Nominating and Corporate Governance Committee. In addition to or replacement of the provisions currently contained in its charter, the Committee’s functions shall include:

               (a)       The Nominating and Corporate Governance Committee, in consultation with the Chairman of the Board and the Chief Executive Officer, shall be responsible for periodic review and interpretation of the Company’s Corporate Governance Guidelines and the Nominating and Corporate Governance Committee Charter, as well as consideration of other corporate governance issues that may, from time to time, merit consideration by the entire Board;

               (b)       The Nominating and Corporate Governance Committee, in consultation with the Chairman of the Board and the Chief Executive Officer, shall consider and make recommendations to the Board concerning the appropriate size and needs of the Board;

               (c)       The Nominating and Corporate Governance Committee, in consultation with the Chairman of the Board and the Chief Executive Officer, shall consider candidates to fill vacant Board positions. Candidates shall be selected for, among other things, their character, judgment, business experience, time commitment, and acumen. Final approval of a candidate shall be determined by the full Board;

               (d)       The Nominating and Corporate Governance Committee shall consider policies relating to the Board and directors, including committee structure and size, equity ownership, and retirement and resignation; and

               (e)       The Nominating and Corporate Governance Committee shall review annually the compensation of Directors.

     6.       Performance Criteria and Annual Review. The Board shall establish performance criteria for itself and evaluate itself and individual members on an annual basis. Board evaluation shall include an assessment of whether the Board has the necessary diversity of skills, backgrounds, experiences, and other qualifications, to meet the Company’s ongoing needs. Individual director evaluations shall consider past attendance and participation at Board and committee meetings and the director’s contributions to their respective activities.

     7.       Adoption of Compensation Principles. In part as a response to the Derivative Litigation, the Board of Directors has expanded the charter for the Compensation Committee. In addition, the Compensation Committee Charter will be revised to state that, in approving executive compensation, the recent compensation history of the executive, including special or unusual compensation, will be taken into consideration.

     8.       Committee Composition. The Nominating and Corporate Governance Committee, the Compensation Committee and the Audit Committee of the Board of Directors shall each be composed entirely of independent directors.

     9.       Expansion of Audit Committee Charter. In part as a response to the Derivative Litigation, the Board of Directors has adopted a new charter for the Audit Committee which provides expanded oversight responsibilities relating to the preparation of Broadcom’s financial results and filings and oversight of Broadcom’s independent auditors.

     10.      Executive Compensation. The Compensation Committee Charter will provide that the Compensation Committee will review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer and other executive officers, including annual performance objectives, and will evaluate the Chief Executive Officer’s and other executive officers’ performance against those corporate goals and objectives, and determine the compensation level for each such person based on this evaluation. During its consideration of the compensation of the Chief Executive Officer, the Compensation Committee shall meet in executive session, without the Chief Executive Officer.

     11.       Committee Authorization for Retention of Counsel. The Board’s Committees shall have standing authorization, on their own decision and, other than in the case of the Audit Committee, subject to the concurrence of the Lead Independent Director, to retain legal and/or other advisors of their choice, which advisors shall report directly to the Committee.

     12.       Lead Independent Director. Broadcom’s Corporate Governance Guidelines will provide that if the Chairman of the Board is not independent, then one of the independent directors will be designated by a majority of the independent directors to be the “Lead Independent Director.” The Lead Independent Director will be responsible for periodically scheduling and conducting separate meetings, and coordinating the activities, of the independent directors, providing input into agendas for Board meetings and performing various other duties as may be appropriate, including advising the Chairman of the Board. The Lead Independent Director will also participate in connection with the scheduling of Board meetings. In addition, the Lead Independent Director shall:

               (a)      assess the quality, quantity, and timeliness of the flow of information from the Company’s management that is necessary for the independent directors to effectively and responsibly perform their duties, and although the Company’s management is responsible for the preparation of materials for the Board, the Lead Independent Director may specifically request the inclusion of certain material;

               (b)       confirm that the Nominating and Corporate Governance Committee oversees compliance with and implementation of the Company’s corporate governance policies and confirm that the Chairman of the Nominating and Corporate Governance

Committee oversees the process to recommend revisions to Broadcom’s corporate governance policies;

               (c)       coordinate and moderate executive sessions of the Board’s independent directors, and act as principal liaison between the independent directors and the Chairman of the Board and/or Chief Executive Officer on sensitive issues;

               (d)       evaluate, along with members of the Compensation Committee and the full Board, the Chief Executive Officer’s performance and meet with the Chief Executive Officer to discuss the Board’s evaluation; and

               (e)       if the Lead Independent Director so desires, make recommendations regarding the composition and chairpersons of Board committees.

     In addition, the Lead Independent Director and the independent directors as a group may each retain and have access to independent legal, financial or other advisors of their choice with respect to any issue relating to their activities at the Company’s expense.

     13.       CFO Quarterly Financial Review. At each regularly scheduled Board of Directors meeting coinciding with the release of quarterly or annual financial information , the Company’s Chief Financial Officer or his designee shall provide a report that includes year-to-date financial results and quarterly financial results that include the Company’s financial condition and prospects, including as appropriate under the circumstances, a discussion of the principal reasons for material changes in expenses and liabilities, if any, and material changes in revenue and earnings, if any, including any material modifications or adjustments of reserve accounts or contingencies.

     14.       Internal Audit Function. Within two fiscal quarters following the end of the fiscal quarter in which the Effective Date occurs, Broadcom will implement an internal audit function. The person in charge of such internal audit function will, in conjunction with personnel in the internal control function, monitor Broadcom’s internal control environment to ensure that appropriate financial reporting procedures are in place and that Broadcom is in compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The internal auditor will report to the Audit Committee at least twice a year.

     15.       Option Share Holding. Any director or senior executive officer (i.e., CEO, COO or equivalent (e.g., president), CFO and CTO) who acquires Company shares via option exercise, of options granted after November 10, 2003, must retain one-third (1/3) of the net shares acquired on exercise for at least nine months or such earlier time as the individual ceases to be a director of or an executive officer of the Company as a result of death, resignation, termination or any other reason. Net shares excludes shares sold to cover the aggregate exercise price, applicable transfer, income and withholding taxes and commissions and fees.

     16.       Stock Options. Broadcom will submit an option repricing for options granted prior to final approval of the settlement of the Derivative Actions to its shareholders for approval if options held by directors would be included in the repricing.

     17.       Change in Control. Any executive compensation plan adopted by Broadcom after the date of final approval of the settlement will not provide that a vote in favor of a merger or sale constitutes a change in control.

     18.       Shareholder Rights Plan. The Board of Directors will adopt a policy to require shareholder approval for the adoption of any shareholder rights or “poison pill” provision. However, the Board shall not be precluded from implementing such a plan without shareholder approval if a majority of the individual members of the board in the exercise of their fiduciary responsibilities deem it to be in the best interests of the Company and its shareholders to adopt a rights plan without the delay in adoption that would come from the time that might be required to seek shareholder approval. In the event a shareholder rights plan or “poison pill” provision is implemented prior to obtaining shareholder approval thereof, such plan shall be null and void and of no effect if a majority of the votes cast do not vote in favor of such shareholder rights plan at the earlier of (i) the next scheduled shareholder meeting; or (ii) nine months from the date of implementation of the plan.

EXHIBIT B

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FILED
SUPERIOR COURT OF CALIFORNIA
COUNTY OF ORANGE
CENTRAL JUSTICE CENTER

NOV 01 2004

ALAN SLATER, Clerk of the Court
/s/ J. Frausto
BY J. FRAUSTO

SUPERIOR COURT OF THE STATE OF CALIFORNIA

FOR THE COUNTY OF ORANGE

KIM DAVID, et al.	Case No. 0l-CC-03930

Plaintiffs,	Assigned To: Judge Ronald L. Bauer

v.

[PROPOSED] ORDER GRANTING
WERNER F. WOLFEN, et al,	APPROVAL OF STIPULATION OF SETTLEMENT, AND ORDER OF DISMISSAL

Defendants,

- and -

BROADCOM CORPORATION, a California corporation,

Nominal Defendant.

This Document Relates To:

ALL ACTIONS.

EXHIBIT B

[PROPOSED] ORDER

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     The determination of approval of the settlement came before this Court on November

1,2004. Good cause appearing, IT IS HEREBY ORDERED as follows:

     1. The Approval of Stipulation of Settlement is hereby GRANTED. The Stipulation of Settlement, attached hereto as Exhibit 1, and the terms thereof are approved by the Court as fair,

adequate, reasonable and in the best interests of Broadcom Corporation and its shareholders. The

Settling Derivative Parties are hereby ordered to perform in accordance with the terms set forth in the Stipulation of Settlement.

     2. The releases granted pursuant to the Stipulation of Settlement, Exhibit 1 hereto,

shall become effective on the Effective Date, as that term is defined in the Stipulation of

Settlement, except for those on-going obligations created by the Stipulation to carry out the terms of the Stipulation.

     3. The Court finds that during the course of the Derivative Actions, the parties and their respective counsel, at all times, complied with the requirements of California Code of Civil

Procedure §§ 128.5 and 128.7.

     4. Neither the Stipulation nor the settlement contained therein, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (i) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any

Released Claim, or of any wrongdoing or liability of the Settling Derivative Defendants; or (ii) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Settling Derivative Defendants in any civil, criminal or administrative proceeding in any court, administrative agency or other tribunal; or (iii) may be used in any other proceeding in the examination of a witnesses (including by way of impeachment) concerning the transactions or occurrences alleged in the Complaints filed in the Derivative Actions, or any related transactions or occurrences.

     5. The entire action is hereby DISMISSED WITH PREJUDICE as to the Settling

Derivative Parties and all causes of action. This Order of Dismissal shall constitute a dismissal and judgment pursuant to California Code of Civil Procedure § 58 Id. It is the intent of this Court this Order of Dismissal shall fully and finally resolve all of the claims against the Settling

[PROPOSED] ORDER

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Derivative Defendants and that this Order may be used by any of them, or by, in any other action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim. The clerk shall note this Order of Dismissal as a judgment in the register of actions,

pursuant to California Code of Civil Procedure § 581d.

Dated: NOV 1, 2004	/s/ Judge Ronald L. Bauer

Judge Ronald L. Bauer

[PROPOSED] ORDER

EXHIBIT C

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8	UNITED STATES DISTRICT COURT

9	CENTRAL DISTRICT OF CALIFORNIA

10	SOUTHERN DIVISION

11
	WILLIAM AIKEN Derivatively On Behalf of	)	Case No. SACV 01-407 GLT (MLGx)
12	BROADCOM CORPORATION,	)
)
13	Plaintiff,	)	[PROPOSED] ORDER OF DISMISSAL
)
14	vs.	)
)
15	HENRY T. NICHOLAS, III, et al.,	)
)
16	Defendants,	)
)
17	-and-)
)
18	BROADCOM CORPORATION, a California	)
	corporation,	)
19		)
	Nominal Defendant.	)
20		)
)
21		)

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EXHIBIT C

1	Pursuant to Rules 23.1 and 41 (a) of the Federal Rules of Civil Procedure, and good cause

2	appearing, IT IS HEREBY ORDERED as follows:

3	1. The entire action is hereby DISMISSED as to the Settling Derivative Parties, as

4	that term is defined in the Stipulation of Settlement dated as of October 25, 2004, and all causes of

5	action. Any claims of the Settling Derivative Plaintiffs in their individual capacities are

6	DISMISSED WITH PREJUDICE.

7	2. The Court finds that during the course of the Derivative Actions, the parties and

8	their respective counsel, at all times, complied with the requirements of Rule 11 of the Federal

9	Rules of Civil Procedure.

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11	Dated:
Hon. Gary L. Taylor

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